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EXHIBIT 99.1

          Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kenneth Schilling, Chief Executive and Acting Chief Financial Officer of IBIZ Technology Corp, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Annual Report on Form 10-KSB of the Company for the fiscal year ended October 31, 2002 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 12, 2003

                                             /s/ Kenneth Schilling
                                             ------------------------------
                                             Name: Kenneth Schilling
                                             Title: CEO and Acting CFO